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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2001

                                    HCA INC.
                (FORMERLY KNOWN AS HCA - THE HEALTHCARE COMPANY)

               (Exact Name of Company as Specified in Its Charter)



           DELAWARE                           001-11239                        75-2497104

(State or other Jurisdiction of       (Commission File Number)      (IRS Employer Identification No.)
        Incorporation)

                                 ONE PARK PLAZA
                           NASHVILLE, TENNESSEE 37203

              (Address and Zip Code of Principal Executive Offices)

                                 (615) 344-9551

              (Registrant's telephone number, including area code)






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ITEM 5.      OTHER EVENTS.

             Effective July 1, 2001, HCA - The Healthcare Company (the "Company") changed its corporate name to "HCA Inc." The name change was effected by the merger of the Company's wholly-owned subsidiary, HCA Inc., with and into the Company. The Company has retained its Certificate of Incorporation (except as amended to reflect its new name), bylaws and capitalization.

ITEM 7(C).   EXHIBITS.

             The following Exhibit is furnished in accordance with Item 601 of Regulation S-K:

             Exhibit 4.1       Certificate of Ownership and Merger















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HCA INC.


                                       /s/ John M. Franck II
                                       --------------------------------------
                                       John M. Franck II
                                       Vice President and Corporate Secretary

                                       July 2, 2001